Total Purchase Price Allocated Based on Fair Value of Assets and Liabilities Acquired (Detail) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012	Jan. 31, 2014 Subsequent Event Container Purchases
Property Subject to or Available for Operating Lease [Line Items]
Containers, net	$ 3,233,131	$ 2,916,673	$ 32,374
Net investment in direct financing and sales-type leases	282,121	216,887	2,275
Total purchase price			$ 34,649